Exhibit 10.4

FIFTH AMENDMENT TO THE
STERLING CHEMICALS, INC.
SIXTH AMENDED AND RESTATED
SAVINGS AND INVESTMENT PLAN

WITNESSETH:

     WHEREAS, Sterling Chemicals, Inc. (the “Employer”) presently maintains the Sterling Chemicals, Inc. Sixth Amended and Restated Savings and Investment Plan (the “Plan”); and

     WHEREAS, the Employer, pursuant to Section 16.01 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

     NOW, THEREFORE, the Plan is hereby amended in the following manner:

     1. Effective as of the date of the execution hereof, Section 4.02(b) of the Plan is hereby amended in its entirety to read as follows:

     (b) Except as otherwise provided in Article V or Article VI, for each pay period, the Employers will make Employer Matching Contributions under this Plan in an amount equal to 50% of the Pre-Tax Matched Contributions and After-Tax Matched Contributions made for such pay period minus the aggregate amounts of any outstanding Forfeitures. With respect to Participants who were hired or rehired by an Employer on or after June 1, 2004, for purposes of applying the previous sentence, “50%” shall be replaced with “100%”; provided, however, that the replacement of “50%” with “100%” shall not apply to those Participants rehired by an Employer on or after June 1, 2004 who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004. Employer Matching Contributions for any pay period shall be paid to the Trustee at the same time and in the same manner as Pre-Tax Matched Contributions and After-Tax Matched Contributions are paid to the Trustee.

     2. Effective as of the date of the execution hereof, Section 5.02 of the Plan is hereby amended in its entirety to read as follows:

     Section 5.02. Pre-Tax Contributions. Each Participant shall specify the amount by which his or her Eligible Earnings shall be reduced by his or her Employer and contributed to this Plan on his or her behalf; provided, however, that such Participant may not direct that more than 20% of his or her Eligible

Earnings be contributed to this Plan as Pre-Tax Contributions or After-Tax Contributions, on a combined basis. The first 7% of a Participant’s contributions based upon his or her Eligible Matched Earnings shall be considered “Pre-Tax Matched Contributions”. With respect to Participants who were hired or rehired by an Employer on or after June 1, 2004, for purposes of applying the previous sentences in this Section 5.02, “7%” shall be replaced with “6%”; provided, however, that the replacement of “7%” with “6%” shall not apply to those Participants rehired by an Employer on or after June 1, 2004 who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004. Pre-Tax Matched Contributions shall be contributed by the Employer on behalf of a Participant to such Participant’s Pre-Tax Matched Contributions Account. All remaining Pre-Tax Contributions made by the Employer on behalf of such Participant shall be considered “Pre-Tax Supplemental Contributions” and shall be contributed by the Employer on behalf of such Participant to such Participant’s Pre-Tax Supplemental Contributions Account.

     3. Effective as of the date of the execution hereof, Section 6.02 of the Plan is hereby amended in its entirety to read as follows:

     Section 6.02. After Tax Contributions. Each Participant shall specify the percentage of his or her Eligible Earnings to be contributed to this Plan; provided, however, that such Participant may not direct that more than 20% of his or her Eligible Earnings be contributed as After-Tax Contributions or Pre-Tax Contributions, on a combined basis. The first 7% of a Participant’s After-Tax Contributions based upon his or her Eligible Matched Earnings shall be considered “After-Tax Matched Contributions”; provided, however, that if the sum of a Participant’s After-Tax Matched Contributions plus such Participant’s Pre-Tax Matched Contributions exceeds 7% of such Participant’s Eligible Matched Earnings, such Participant’s After-Tax Matched Contributions shall be reduced until such sum equals 7% of such Participant’s Eligible Matched Earnings. With respect to Participants who were hired or rehired by an Employer on or after June 1, 2004, for purposes of applying the previous sentences in this Section 6.02, “7%” shall be replaced with “6%”; provided, however, that the replacement of “7%” with “6%” shall not apply to those Participants rehired by an Employer on or after June 1, 2004 who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004. After-Tax Matched Contributions shall be contributed by the Employer on behalf of a Participant to such Participant’s After-Tax Matched Contributions Account. All remaining After-Tax Contributions made by the Employer on behalf of such Participant shall be considered “After-Tax Supplemental Contributions” and shall be contributed by the Employer on behalf of such Participant to such Participant’s After-Tax Supplemental Contributions Account.

     4. Effective as of the date of the execution hereof, Section 10.03(g) of the Plan is hereby amended in its entirety to read as follows:

     (g) Partial Distribution. Three times each calendar year, a terminated Participant may elect to withdraw up to the vested balance of any of his or her Accounts. The minimum withdrawal shall be the lesser of $500 and the entire vested balance of the relevant Account. Withdrawals from the Accounts shall be made in the accordance with Plan administrative procedures.

     5. Effective as of July 1, 2004, Section 11.01 of the Plan is hereby amended in its entirety to read as follows:

     Section 11.01. General Withdrawals by Participants. Three times each calendar year, a Participant who is an Employee may elect to withdraw up to (a) the balance of his or her Rollover Account and all earnings credited to such Rollover Account and (b) the vested balance of his or her After-Tax Supplemental Contributions Account, Historical Employer Matching Contributions Account, Cytec Accounts (excluding any Cytec Account designated as a “Pre-Tax Account”) and After-Tax Matched Contributions Account; provided, however, that, with respect to such Participant’s After-Tax Matched Contributions Account, such amounts have been in this Plan for at least two years. The minimum withdrawal shall be the lesser of $500 and the entire vested balance of the relevant Account. Withdrawals from the Accounts of a Participant specified in clause (b) above shall be made in the order established by Plan administrative procedures. Notwithstanding anything contained in this Section 11.01 to the contrary, any withdrawals during a calendar year pursuant to Section 11.02 shall be considered to be withdrawals under this Section 11.01 for purposes of the requirement that withdrawals be made no more than three times each calendar year.

     6. Effective as of July 1, 2004, Section 11.02 of the Plan is hereby amended in its entirety to read as follows:

     Section 11.02. Periodic Distributions. Three times each calendar year, a Participant who is an Employee and age 591/2 or older may elect to withdraw up to the vested balance of any of his or her Accounts other than his or her Employer Matching Contributions Account; provided, however, that, with respect to such Participant’s After-Tax Matched Contributions Account, such amounts have been in this Plan for at least two years. The minimum withdrawal shall be the lesser of $500 and the entire balance of the relevant Account. Notwithstanding anything contained in this Section 11.02 to the contrary, any withdrawals during a calendar year pursuant to Section 11.01 shall be considered to be withdrawals under this Section 11.02 for purposes of the requirement that withdrawals be made no more than three times each calendar year. Except as provided above, withdrawals and distributions from a Participant’s Pre-Tax Contributions Accounts, Rollover Account and Employer Matching Contributions Account shall be prohibited until the earlier of such Participant’s retirement, death, disability or separation from service.

     7. Effective as of July 1, 2004, Section 12.18 of the Plan is hereby added in its entirety to read as follows:

     Section 12.18. Loan Expenses. Any expenses incurred or charged relating to administering, issuing, maintaining or collecting a Participant’s loan shall be charged to such Participant’s Accounts. The payment of such expenses by the Participant is a condition to the receipt of benefits under the Plan.

     IN WITNESS WHEREOF, the Employer has executed this Fifth Amendment to the Sterling Chemicals, Inc. Sixth Amended and Restated Savings and Investment Plan on the    day of    , 2004.

STERLING CHEMICALS, INC.

By:

Name:

Title: